Exhibit 99.2


                    Certification of Chief Operating Officer


  Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-QSB of WARP Technology Holdings, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Gnip, Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  John Gnip
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John Gnip, Chief Operating Officer


Date:  February 13, 2003